Exhibit 99.1
Allegro MicroSystems Reports First Quarter 2024 Results

--Net Sales increased by 28% Year-over-Year to a New Record--
--Net Sales in Strategic Growth Areas Increased by 63% Year-over-Year--
--GAAP Diluted Earnings Per Share (EPS) increased by 520% Year-over-Year--
--Non-GAAP Diluted EPS increased by 63% Year-over-Year--
Manchester, NH, August 1, 2023 – Allegro MicroSystems, Inc. (“Allegro” or the “Company”) (Nasdaq:ALGM), a global leader in power and sensing semiconductor solutions for motion control and energy efficient systems, today announced financial results for its first quarter which ended June 30, 2023.

“We delivered a strong start to fiscal year 2024, including record sales of $278 million, up 28% year-over-year, achieving $1 billion in sales on a trailing twelve-month basis, marking a new milestone. We also achieved record non-GAAP Diluted Earnings per Share of $0.39, an increase of 63% year-over-year,” said Vineet Nargolwala, President and CEO of Allegro MicroSystems. “Our financial performance demonstrates the progress we are making toward executing on the strategy that we laid out at our recent Analyst Day event. We continue to sharpen our market focus on e-Mobility, and select Industrial markets, including Clean Energy and Automation, with sales in these strategic areas growing 63% year-over-year to $159 million, or 57% of total first quarter sales. The results further underscore our strategy focused on the mega trends of electrification and automation which are expected to transform Automotive and Industrial markets through the next decade.”

First Quarter Financial Highlights:

In thousands, except per share data	Quarter
	Q1 FY24 (Unaudited)	Q4 FY23 (Unaudited)	Q1 FY23 (Unaudited)
Net Sales
Automotive	$189,698	$182,376	$149,649
Industrial	68,184	57,990	40,140
Other	20,411	29,079	27,964
Total net sales	$278,293	$269,445	$217,753
GAAP Financial Measures
Gross margin %	56.8%	56.8%	54.4%
Operating margin %	25.4%	23.4%	6.8%
Diluted EPS	$0.31	$0.32	$0.05
Non-GAAP Financial Measures
Gross margin %	57.8%	57.8%	54.9%
Operating margin %	30.8%	30.2%	25.3%
Diluted EPS	$0.39	$0.37	$0.24

Business Outlook
For the second quarter ending September 29, 2023, the Company expects total sales to be in the range of $270 million to $280 million. The Company also estimates the following results on a non-GAAP basis:
•Gross Margin is expected to be between 56% and 57%
•Operating Expenses are anticipated to be between 26% and 27% of sales
•Diluted Earnings per Share are expected to be in the range of $0.35 to $0.39
Allegro has not provided a reconciliation of its second fiscal quarter outlook for non-GAAP Gross Margin, non-GAAP Operating Expenses and non-GAAP Diluted Earnings per Share because estimates of all of the reconciling items cannot be provided without unreasonable efforts. It is difficult to reasonably provide a forward-looking estimate between such forward-looking non-GAAP measures and the comparable forward-looking U.S. generally accepted accounting principles (“GAAP”) measures. Certain factors that are materially significant to Allegro’s ability to estimate these items are out of its control and/or cannot be reasonably predicted.
Earnings Webcast
A webcast will be held on Tuesday, August 1, 2023 at 8:30 a.m. Eastern Time. Vineet Nargolwala, President and Chief Executive Officer, and Derek D’Antilio, Chief Financial Officer, will discuss Allegro’s business and financial results.
The webcast will be available on the Investor Relations section of the Company’s website at investors.allegromicro.com. A recording of the webcast will be posted in the same location shortly after the call concludes and will be available for at least 90 days.
About Allegro MicroSystems
Allegro MicroSystems is a leading global designer, developer, fabless manufacturer and marketer of sensor integrated circuits (“ICs”) and application-specific analog power ICs enabling emerging technologies in the automotive and industrial markets. Allegro’s diverse product portfolio provides efficient and reliable solutions for the electrification of vehicles, automotive ADAS safety features, automation for Industry 4.0 and power saving technologies for data centers and green energy applications.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release including statements regarding our future results of operations and financial position, business strategy, prospective products and the plans and objectives of management for future operations, including, among others, statements regarding the liquidity, growth and profitability strategies and factors affecting our business are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.
Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements.
Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 31, 2023. These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; our failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix or customer mix, which could negatively impact our gross margin; the cyclical nature of the analog semiconductor industry; any downturn or disruption in the automotive market; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results; our ability to adjust our supply chain volume to account for changing market conditions and customer demand; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; the effects of COVID-19 on our supply chain and customer demand; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to manage growth; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulation and other legal obligations, including export control, privacy, data protection, information security, consumer protection, environmental and occupational health and safety, anti-corruption and anti-bribery, and trade controls; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to effectively manage our growth and to retain key and highly skilled personnel; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or those of our third-party service providers; our principal stockholders have substantial control over us; the inapplicability of the “corporate opportunity” doctrine to any director or stockholder who is not employed by us; anti-takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware; our inability to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; disruptions in the banking and financial sector that limit our or our partners’ ability to access capital and borrowings; the physical, transition and litigation risks presented by climate change; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.
You should read this press release and the documents that we reference completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise.
This press release includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission (“SEC”) rules. These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of, financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the presented non-GAAP financial measures as tools for comparison.
This press release may not be reproduced, forwarded to any person or published, in whole or in part.

ALLEGRO MICROSYSTEMS, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share amounts)

	Three-Month Period Ended
	June 30, 2023	June 24, 2022
	(Unaudited)	(Unaudited)
Net sales	$278,293	$217,753
Cost of goods sold	120,343	99,379
Gross profit	157,950	118,374
Operating expenses:
Research and development	42,975	33,857
Selling, general and administrative	44,229	69,780
Total operating expenses	87,204	103,637
Operating income	70,746	14,737
Interest and other income (expense)	(2,642)	(2,489)
Income before income taxes	68,104	12,248
Income tax provision	7,215	1,965
Net income	60,889	10,283
Net income attributable to non-controlling interests	39	36
Net income attributable to Allegro MicroSystems, Inc.	$60,850	$10,247
Net income attributable to Allegro MicroSystems, Inc. per share:
Basic	$0.32	$0.05
Diluted	$0.31	$0.05
Weighted average shares outstanding:
Basic	191,997,330	190,638,135
Diluted	194,991,906	192,406,276
Supplemental Schedule of Total Net Sales
The following table summarizes total net sales by market within the Company’s unaudited consolidated statements of operations:

	Three-Month Period Ended		Change
	June 30, 2023	June 24, 2022	Amount	%
	(Dollars in thousands)
Automotive	$189,698	$149,649	$40,049	26.8%
Industrial	68,184	40,140	28,044	69.9%
Other	20,411	27,964	(7,553)	(27.0)%
Total net sales	$278,293	$217,753	$60,540	27.8%

ALLEGRO MICROSYSTEMS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	June 30, 2023	March 31, 2023
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$353,408	$351,576
Restricted cash	8,913	7,129
Trade accounts receivable, net	121,506	111,290
Trade and other accounts receivable due from related party	175	13,494
Inventories	174,170	151,301
Prepaid expenses and other current assets	38,382	27,289
Current portion of related party notes receivable	3,750	3,750
Total current assets	700,304	665,829
Property, plant and equipment, net	285,200	263,099
Deferred income tax assets	58,684	50,359
Goodwill	28,048	27,691
Intangible assets, net	51,969	52,378
Related party notes receivable, less current portion	7,500	8,438
Equity investment in related party	26,980	27,265
Other assets, net	75,405	86,096
Total assets	$1,234,090	$1,181,155
Liabilities, Non-Controlling Interests and Stockholders' Equity
Current liabilities:
Trade accounts payable	$65,382	$56,256
Amounts due to related parties	6,465	9,682
Accrued expenses and other current liabilities	81,698	99,387
Total current liabilities	153,545	165,325
Obligations due under Senior Secured Credit Facilities	25,000	25,000
Other long-term liabilities	27,780	24,015
Total liabilities	206,325	214,340
Commitments and contingencies
Stockholders' Equity:
Preferred stock	—	—
Common stock	1,924	1,918
Additional paid-in capital	674,692	674,179
Retained earnings	371,165	310,315
Accumulated other comprehensive loss	(21,198)	(20,784)
Equity attributable to Allegro MicroSystems, Inc.	1,026,583	965,628
Non-controlling interests	1,182	1,187
Total stockholders' equity	1,027,765	966,815
Total liabilities, non-controlling interests and stockholders' equity	$1,234,090	$1,181,155

ALLEGRO MICROSYSTEMS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	June 30, 2023	June 24, 2022
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$60,889	$10,283
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,273	11,918
Amortization of deferred financing costs	34	24
Deferred income taxes	(8,362)	(7,784)
Stock-based compensation	11,042	34,136
Gain on disposal of assets	—	(3)
Change in fair value of contingent consideration	—	(200)
Provisions for inventory writedowns and receivables reserves	5,183	2,640
Unrealized Losses on marketable securities	8,582	3,486
Changes in operating assets and liabilities:
Trade accounts receivable	(10,321)	(4,718)
Accounts payable (receivable) - other	(1,421)	2,714
Inventories	(27,947)	(4,888)
Prepaid expenses and other assets	(13,710)	(13,102)
Trade accounts payable	18,431	4,075
Due to/from related parties	10,102	(3,267)
Accrued expenses and other current and long-term liabilities	(17,729)	1,239
Net cash provided by operating activities	49,046	36,553
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(44,910)	(14,389)
Proceeds from sale of marketable securities	9,971	—
Net cash used in investing activities	(34,939)	(14,389)
CASH FLOWS FROM FINANCING ACTIVITIES:
Receipts on related party notes receivable	938	469
Payments for taxes related to net share settlement of equity awards	(12,422)	(9,606)
Proceeds from issuance of common stock under employee stock purchase plan	1,899	—
Payment for debt issuance costs	(1,450)	—
Net cash used in financing activities	(11,035)	(9,137)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	544	(6,554)
Net increase in cash and cash equivalents and restricted cash	3,616	6,473
Cash and cash equivalents and restricted cash at beginning of period	358,705	289,799
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD:	$362,321	$296,272

Non-GAAP Financial Measures
In addition to the measures presented in our consolidated financial statements, we regularly review other measures, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions. The key measures we consider are non-GAAP Gross Profit, non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Operating Income, non-GAAP Operating Margin, non-GAAP Profit before Tax, non-GAAP Provision for Income Tax, non-GAAP Net Income, non-GAAP Net Income and non-GAAP Basic and Diluted Earnings per Share, EBITDA, Adjusted EBITDA and Adjusted EBITDA margin (collectively, the “Non-GAAP Financial Measures”). These Non-GAAP Financial Measures provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be unrelated to our core operations, and in the case of non-GAAP Provision for Income Tax, management believes that this non-GAAP measure of income taxes provides it with the ability to evaluate the non-GAAP Provision for Income Taxes across different reporting periods on a consistent basis, independent of special items and discrete items, which may vary in size and frequency. These Non-GAAP Financial Measures are used by both management and our board of directors, together with the comparable GAAP information, in evaluating our current performance and planning our future business activities.
The Non-GAAP Financial Measures are supplemental measures of our performance that are neither required by, nor presented in accordance with GAAP. These Non-GAAP Financial Measures should not be considered as substitutes for GAAP financial measures such as gross profit, gross margin, net income or any other performance measures derived in accordance with GAAP. Also, in the future we may incur expenses or charges such as those being adjusted in the calculation of these Non-GAAP Financial Measures. Our presentation of these Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. These non-GAAP Financial Measures exclude costs related to acquisition and related integration expenses, amortization of acquired intangible assets, stock-based compensation, restructuring actions, related party activities and other non-operational costs.
Non-GAAP Provision for Income Tax
In calculating non-GAAP Provision for Income Tax, we have added back the following to GAAP Income Tax Provision:
•Tax effect of adjustments to GAAP results—Represents the estimated income tax effect of the adjustments to non-GAAP Profit before Tax described above and elimination of discrete tax adjustments.

	Three-Month Period Ended
	June 30, 2023	March 31, 2023	June 24, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Gross Profit

GAAP Gross Profit	$157,950	$153,089	$118,374
Non-GAAP adjustments
Purchased intangible amortization	402	627	273
Stock-based compensation	2,606	1,978	832
Total Non-GAAP Adjustments	$3,008	$2,605	$1,105

Non-GAAP Gross Profit	$160,958	$155,694	$119,479
Non-GAAP Gross Margin	57.8%	57.8%	54.9%

	Three-Month Period Ended
	June 30, 2023	March 31, 2023	June 24, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Operating Expenses

GAAP Operating Expenses	$87,204	$89,985	$103,637

Research and Development Expenses
GAAP Research and Development Expenses	42,975	41,833	33,857
Non-GAAP adjustments
Transaction-related costs	7	—	202
Restructuring costs	—	72	—
Stock-based compensation	2,868	3,483	1,128
Non-GAAP Research and Development Expenses	40,100	38,278	32,527

Selling, General and Administrative Expenses
GAAP Selling, General and Administrative Expenses	44,229	48,252	69,980
Non-GAAP adjustments
Transaction-related costs	3,072	644	1,597
Purchased intangible amortization	358	22	22
Restructuring costs	—	492	4,282
Stock-based compensation	5,568	5,095	32,176
Other costs	—	5,944	—
Non-GAAP Selling, General and Administrative Expenses	35,231	36,055	31,903

Change in fair value of contingent consideration	—	(100)	(200)

Total Non-GAAP Adjustments	11,873	15,652	39,207

Non-GAAP Operating Expenses	$75,331	$74,333	$64,430

	Three-Month Period Ended
	June 30, 2023	March 31, 2023	June 24, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Operating Income

GAAP Operating Income	$70,746	$63,104	$14,737

Transaction-related costs	3,079	544	1,599
Purchased intangible amortization	760	649	295
Restructuring costs	—	564	4,282
Stock-based compensation	11,042	10,556	34,136
Other costs	—	5,944	—
Total Non-GAAP Adjustments	$14,881	$18,257	$40,312

Non-GAAP Operating Income	$85,627	$81,361	$55,049
Non-GAAP Operating Margin (% of net sales)	30.8%	30.2%	25.3%

	Three-Month Period Ended
	June 30, 2023	March 31, 2023	June 24, 2022
	(Dollars in thousands)
Reconciliation of EBITDA and Adjusted EBITDA

GAAP Net Income	$60,889	$62,012	$10,283

Interest expense	769	755	437
Interest income	(843)	(580)	(317)
Income tax provision	7,215	5,909	1,965
Depreciation & amortization	14,273	14,103	11,918
EBITDA	$82,303	$82,199	$24,286

Transaction-related costs	3,079	544	1,599
Restructuring costs	—	564	4,282
Stock-based compensation	11,042	10,556	34,136
Other costs	4,589	786	2,423
Adjusted EBITDA	$101,013	$94,649	$66,726
Adjusted EBITDA Margin (% of net sales)	36.3%	35.1%	30.6%

	Three-Month Period Ended
	June 30, 2023	March 31, 2023	June 24, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Profit before Tax

GAAP Income before Income Taxes	$68,104	$67,921	$12,248

Transaction-related costs	3,079	544	1,599
Purchased intangible amortization	760	649	295
Restructuring costs	—	564	4,282
Stock-based compensation	11,042	10,556	34,136
Other costs	4,589	786	2,423
Total Non-GAAP Adjustments	$19,470	$13,099	$42,735

Non-GAAP Profit before Tax	$87,574	$81,020	$54,983

	Three-Month Period Ended
	June 30, 2023	March 31, 2023	June 24, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Provision for Income Taxes

GAAP Income Tax Provision	$7,215	$5,909	$1,965
GAAP effective tax rate	10.6%	8.7%	16.0%

Tax effect of adjustments to GAAP results	3,826	3,509	5,900

Non-GAAP Provision for Income Taxes	$11,041	$9,418	$7,865
Non-GAAP effective tax rate	12.6%	11.6%	14.3%

	Three-Month Period Ended
	June 30, 2023	March 31, 2023	June 24, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Net Income

GAAP Net Income	$60,889	$62,012	$10,283
GAAP Basic Earnings per Share	$0.32	$0.32	$0.05
GAAP Diluted Earnings per Share	$0.31	$0.32	$0.05

Transaction-related costs	3,079	544	1,599
Purchased intangible amortization	760	649	295
Restructuring costs	—	564	4,282
Stock-based compensation	11,042	10,556	34,136
Other costs	4,589	786	2,423
Total Non-GAAP Adjustments	19,470	13,099	42,735
Tax effect of adjustments to GAAP results	$(3,826)	(3,509)	(5,900)
Non-GAAP Net Income	$76,533	$71,602	$47,118
Basic weighted average common shares	191,997,330	191,519,850	190,638,135
Diluted weighted average common shares	194,991,906	194,993,241	192,406,276
Non-GAAP Basic Earnings per Share	$0.40	$0.37	$0.25
Non-GAAP Diluted Earnings per Share	$0.39	$0.37	$0.24
Investor Contact:
Jalene Hoover
VP of Investor Relations & Corporate Communications
+1 (512) 751-6526
jhoover@allegromicro.com